Exhibit 77Q1(a) to ACCTFMF 02.29.2008 NSAR


     1. Amended and Restated Bylaws effective December 7, 2007 of American Century California Tax-Free & Municipal Funds, Filed as Exhibit 99.B to Form 485B Post-Effective Amendment No. 43 to the Registrant's Registration Statement filed on Form N-1A 12/28/07, effective 01/01/08, and incorporated herein by reference.